UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22142

Oppenheimer Rochester Intermediate Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2015

Item 1. Reports to Stockholders.

Annual Report	9/30/2015

Oppenheimer Rochester®
Intermediate Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond 5-Year (4-6) Index
1-Year	2.94%	0.62%	1.85%

Since Inception (12/6/10)	4.02	3.53	3.02

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds

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Fund Performance Discussion

As in many previous reporting periods, Oppenheimer Rochester Intermediate Term Municipal Fund generated competitive levels of tax-free income for the 12 months ended September 30, 2015. The Fund’s Class A shares provided a distribution yield of 2.24% at net asset value (NAV) at the end of this reporting period. Despite the ongoing, low-interest-rate environment and widespread price reductions in the municipal bond market, the Fund’s Class A shares delivered an annual total return at NAV of 2.94%, exceeding its benchmark, the Barclays Municipal Bond 5-Year (4-6) Index, by 109 basis points.

MARKET OVERVIEW

Investors waited with bated breath for the Federal Open Market Committee (FOMC) to reveal what it decided during its September 2015 meeting. Many market watchers had predicted that the FOMC would raise the Fed Funds target rate (the short-term interest rate that it controls) for the first time in 7 years, but the Fed decided otherwise. The committee’s rationale for keeping the short-term rate at its current level of zero to 0.25% included “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective, partly reflecting declines in energy and other import prices.” In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal-Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed. For example, when the FOMC voted in October 2014 to end

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	2.24%

Dividend Yield with sales charge	2.19

Standardized Yield	1.83

Taxable Equivalent Yield	3.23

Last distribution (9/22/15; after the 3:1 share split)	$0.008

Total distributions (10/1/14 to 9/30/15; adjusted for the 3:1 share split)	$0.114

Details about the share split’s impact on dividends can be found on page 7. Endnotes for this discussion begin on page 12 of this report.

3      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

quantitative easing, its program to stimulate the economy, it said that it planned to keep the Fed Funds target rate at its current level “for a considerable time.” In December 2014, the committee said it could “be patient in beginning to normalize the stance of monetary policy,” but the word “patient” did not appear in the minutes of the February 2015 meeting. In a press conference after that meeting, Ms. Yellen cautioned that “just because we removed the word ‘patient’ doesn’t mean we will be impatient.” Fed officials also stated in February that “the committee will increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

By late April 2015, the Fed had removed all calendar-based language relating to possible rate increases, citing a “transitory” decline in output and employment during the first quarter of 2015 as well as declines in energy prices and non-energy imports, which were keeping inflation low.

And, in a speech after the May 2015 FOMC meeting, Ms. Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

The only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. On September 30, 2015, yields on high-grade municipal bonds at the lower end of the yield curve were higher than they had been a year earlier. However, prices of longer-term, high-grade munis rallied during the same period and their yields declined.

No matter what the Fed does or when, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of September 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 3.14%, down 17 basis points from September 30, 2014. The average yield on 10-year, AAA-rated muni bonds was 2.12% on September 30, 2015, down 7 basis points from the September 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.27%, up 12 basis points from the September 2014 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

4        OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Rochester Portfolio Management Team

Dan Loughran, CFA Team Leader and Senior Portfolio Manager	Scott Cottier, CFA Senior Portfolio Manager	Troy Willis, JD, CFA Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager

Michael Camarella, CFA Senior Portfolio Manager	Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Associate Portfolio Manager

FUND PERFORMANCE

Oppenheimer Rochester Intermediate Term Municipal Fund held more than 275 securities as of September 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

At the end of this reporting period, the Fund’s Class A shares had a distribution yield of 2.24% at NAV. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 3.23%, based on the Fund’s standardized yield as of September 30, 2015, and the current top federal income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

At the outset of this reporting period the dividend rate was 3.0 cents per Class A share.

5      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weller, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	René Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer Credit Analyst	Clara Sanguinetti Credit Analyst	Chad Osterhout Credit Analyst

6      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

As the result of a 3-for-1 share split that occurred at the end of business on August 21, 2015, the number of shares outstanding increased by a factor of three and the dividend per share was reduced by a factor of three. The share split, we believe, served to create better alignment between this Fund’s NAVs and those of its industry peers. It was a non-taxable event and did not increase or decrease a shareholder’s account value.

Additionally, market pressure led to two dividend reductions this reporting period. On a pro forma basis, the monthly dividend per Class A share was reduced from 1.0 cent per share at the outset of this reporting period to 0.9 cents with the April 2015 payout and to 0.8 cents with the September 2015 payout. In all, the Fund distributed 32.5 cents per Class A share this reporting period (11.4 cents on a pro forma basis).

General obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, comprised 17.0% of total assets (18.2% of net assets) as of September 30, 2015. The Fund’s holdings in this sector, which included bonds issued in various national municipalities, contributed positively to performance this reporting period.

As of September 30, 2015, the Fund was invested in the hospital/healthcare sector, which represented 12.8% of total assets (13.6% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

Bonds held in this sector contributed positively to Fund performance this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 9.0% of total assets (9.6% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 3.6% of total assets (3.9% of net assets), water utilities with 3.3% of total assets (3.6% of net assets), and sewer utilities with 2.1% of total assets (2.2% of net assets), as of September 30, 2015. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and all utilities sectors contributed positively to Fund performance this reporting period.

At the end of this reporting period, the Fund’s investments in the Special Tax sector totaled 7.2% of total assets (7.7% of net assets). The Fund’s holdings in this sector are backed by various taxes, all of which have had consistently strong cash flows that must be used to cover the debt service obligations and have consistently done so. Bonds held in the Special Tax sector contributed favorably for Fund performance this reporting period, as of September 30, 2015.

Land development (or “dirt”) bonds, which help finance the infrastructure needs of new real estate development, constitute the majority of the Fund’s holdings in the Special Tax sector. Overall, we believe that land development bonds have several appealing characteristics: The debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage

7      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of land development bonds.

The higher education sector held 6.7% of the Fund’s total assets (7.2% of net assets) as the end of the reporting period. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest, and contributed positively to Fund performance as of September 30, 2015.

As of September 30, 2015 the sales tax sector represented 5.2% of the Fund’s total assets (5.6% of net assets). Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. Holdings in this sector contributed favorably to Fund performance this reporting period.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 5.0% of the Fund’s total assets (5.4% of net assets) as of September 30, 2015. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements and contributed positively to Fund performance this reporting period.

Tax increment financing (TIF) bonds constituted 5.0% of the Fund’s total assets (5.4% of net assets) on September 30, 2015. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. Securities in this sector contributed positively to Fund performance this reporting period.

Many sectors in which the Fund maintained relatively smaller investments as of September 30, 2015, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in diversified financial services, marine/aviation facilities, government appropriation, education, highways/commuter facilities, and bonds in several other sectors.

The healthcare equipment and supplies sector was the Fund’s only detractor this reporting period. As of September 30, 2015, the Fund no longer held any bonds in this very small sector.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-

8      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity between 3 and 7 years for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES
General Obligation	17.0%
Hospital/Healthcare	12.8
Special Tax	7.2
Higher Education	6.7
Sales Tax Revenue	5.2
Municipal Leases	5.0
Tax Increment Financing (TIF)	5.0
Diversified Financial Services	4.4
Marine/Aviation Facilities	4.3
Electric Utilities	3.6

Portfolio holdings are subject to change. Percentages are as of September 30, 2015, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	3.5%	0.2%	3.7%

AA	41.2	0.0	41.2

A	35.4	2.8	38.2

BBB	10.2	2.4	12.6

BB or lower	2.9	1.4	4.3

Total	93.2%	6.8%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 9/30/15

	Without Sales Charge	With Sales Charge
Class A	2.24%	2.19%
Class C	1.53	N/A
Class Y	2.45	N/A

STANDARDIZED YIELDS			TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 9/30/15			As of 9/30/15

Class A	1.83%		Class A	3.23%

Class C	1.10		Class C	1.94

Class Y	2.11		Class Y	3.73

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/15

	Inception Date	1-Year	Since Inception
Class A (ORRWX)	12/6/10	2.94%	4.02%
Class C (ORRCX)	12/6/10	2.23	3.22
Class Y (ORRYX)	12/6/10	3.41	4.29
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/15
	Inception Date	1-Year	Since Inception
Class A (ORRWX)	12/6/10	0.62%	3.53%
Class C (ORRCX)	12/6/10	1.23	3.22
Class Y (ORRYX)	12/6/10	3.41	4.29

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Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%, and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond 5-year (4-6) Index, which consists of investment-grade municipal bonds having remaining maturities of 4 to 6 years. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.008 for the 28-day accrual period ended September 22, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 22, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0055 and $0.0087, respectively, for the 28-day accrual period ended September 22, 2015, and on the corresponding net asset values on that date.

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Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

13      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During 6 Months Ended September 30, 2015

Class A	$1,000.00	$1,005.70	$5.50

Class C	1,000.00	1,003.40	9.44

Class Y	1,000.00	1,009.10	4.39

Hypothetical (5% return before expenses)

Class A	1,000.00	1,019.60	5.53

Class C	1,000.00	1,015.69	9.49

Class Y	1,000.00	1,020.71	4.42

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2015 are as follows:

Class	Expense Ratios

Class A	1.09%

Class C	1.87

Class Y	0.87

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2015

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Municipal Bonds and Notes—100.4%
Alabama—0.6%
$50,000	AL Agriculture & Mechanical University	5.000%	11/01/2024	05/01/2017	A	$53,497

15,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2023	10/31/2015	A	15,091

100,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	10/31/2015	A	100,605

290,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	10/31/2015	A	291,754

235,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2022	10/31/2015	A	236,422

200,000	Montgomery, AL Medical Clinic Board (Jackson Hospital & Clinic)	5.250	03/01/2031	03/01/2016	A	201,884

						899,253

Arizona—2.6%
50,000	AZ Health Facilities Authority (Banner Health System)	5.000	01/01/2022	01/01/2017	A	52,599

1,000,000	Glendale, AZ Transportation Excise Tax	5.000	07/01/2029	07/01/2025	A	1,161,550

250,000	Greater AZ Devel. Authority (Santa Cruz County Jail)	5.250	08/01/2031	08/01/2018	A	272,740

300,000	Maricopa County, AZ Elementary School District No. 8 (Osborn)	6.000	07/01/2024	07/01/2016	A	317,745

945,000	Mohave County, AZ IDA (Mohave Prison)	7.500	05/01/2019	12/02/2017	B	1,001,350

250,000	Northern Arizona University	5.000	06/01/2032	06/01/2025	A	285,373

490,000	Queen Creek, AZ Improvement District No. 1	5.000	01/01/2018	01/01/2016	A	495,282

						3,586,639

Arkansas—0.0%
55,000	University of Arkansas (Fayetteville)	5.250	11/01/2017	11/01/2015	A	55,244

California—24.0%
10,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	11,224

25,000	Bay Area, CA Toll Authority (San Francisco Bay Area)	5.000	04/01/2022	04/01/2016	A	25,607

1,000,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2028	09/01/2023	A	1,068,900

20,000	CA Dept. of Transportation COP	5.250	03/01/2016	10/31/2015	A	20,087

420,000	CA Educational Facilities Authority (Chapman University)	5.000	04/01/2025	04/01/2021	A	482,752

100,000	CA GO	5.000	09/01/2024	09/01/2016	A	104,405

410,000	CA GO	6.500	04/01/2033	04/01/2019	A	486,961

2,000,000	CA GO	5.000	08/01/2031	02/01/2025	A	2,343,080

130,000	CA GO	5.000	09/01/2019	09/01/2016	A	135,789

5,000	CA GO	6.000	08/01/2020	02/01/2016	A	5,098

1,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	4.500	06/01/2027	12/08/2019	B	965,310

500,000	CA Health Facilities Financing Authority (CHCW)	5.250	03/01/2024	03/01/2016	A	509,930

500,000	CA Health Facilities Financing Authority (Children’s Hospital)	5.000	11/01/2024	11/01/2021	A	567,680

16      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$1,000,000	CA Municipal Finance Authority (Harbor Regional Center)	5.000%	11/01/2032	11/01/2025	A	$1,117,950

125,000	CA Public Works (California Community Colleges)	5.500	06/01/2022	10/31/2015	A	125,554

250,000	CA Public Works (Dept. of General Services)	5.250	12/01/2019	10/31/2015	A	253,417

50,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	10/31/2015	A	50,656

10,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	10/31/2015	A	10,045

340,000	CA Statewide CDA (Bakersfield Reassessment District)	5.000	09/02/2022	07/03/2020	B	369,577

25,000	Central CA Unified School District COP	5.000	08/01/2022	08/01/2017	A	26,871

100,000	Cerritos, CA Public Financing Authority	5.000	11/01/2018	11/01/2017	A	109,897

1,500,000	Chula Vista, CA Municipal Financing Authority	5.000	09/01/2026	09/01/2025	A	1,766,970

100,000	Compton, CA Community College District	5.000	07/01/2018	07/01/2018		109,572

100,000	Compton, CA Community College District	5.000	07/01/2019	07/01/2019		112,062

100,000	El Centro, CA Financing Authority (El Centro Redevel.)	6.625	11/01/2025	05/01/2021	A	123,102

500,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2024	09/01/2022	A	577,585

1,000,000	Indio, CA Community Facilities District Special Tax	5.000	09/01/2035	09/01/2025	A	1,070,470

50,000	La Mesa, CA Fire, Police & Emergency Services	5.000	08/01/2025	10/31/2015	A	50,200

500,000	Lancaster, CA Redevel. Agency	5.500	12/01/2028	12/01/2020	A	575,810

50,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)	5.250	12/01/2016	10/31/2015	A	50,188

500,000	Lodi, CA Public Financing Authority	5.250	10/01/2026	04/01/2022	A	566,725

25,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	10/31/2015	A	25,105

250,000	Madera, CA Irrigation Financing Authority	5.750	01/01/2026	01/01/2020	A	298,682

1,595,000	Modesto, CA Irrigation District Financing Authority (Electric System)	5.000	10/01/2028	10/01/2025	A	1,900,427

100,000	Monrovia, CA Redevel. Agency Tax Allocation (Central Redevel. Project Area No. 1)	6.500	05/01/2026	05/01/2021	A	121,743

190,000	Palm Desert, CA Financing Authority	5.000	04/01/2019	04/01/2016	A	192,278

495,000	Redwood City, CA Special Tax	5.000	09/01/2026	09/01/2022	A	545,376

500,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	547,115

250,000	Riverside County, CA Public Financing Authority	5.000	05/01/2025	05/01/2022	A	287,082

1,375,000	Riverside County, CA Public Financing Authority	5.000	10/01/2029	10/01/2025	A	1,586,709

17      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$250,000	Riverside County, CA Public Financing Authority	5.000%	05/01/2026	05/01/2022	A	$285,182

70,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)	5.000	10/01/2021	10/01/2016	A	72,124

100,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)	5.000	10/01/2022	10/01/2016	A	102,840

100,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	5.750	10/01/2020	10/01/2020		115,677

400,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Assessment District)	5.250	09/02/2026	03/02/2016	A	415,156

105,000	Riverside, CA Unified School District	5.000	09/01/2024	09/01/2016	A	108,750

1,000,000	Sacramento, CA City Unified School District	5.000	07/01/2030	07/01/2024	A	1,161,260

1,310,000	San Bernardino, CA City Unified School District	5.000	08/01/2034	08/01/2025	A	1,490,976

150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		162,622

45,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		50,124

350,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2020	10/01/2020		406,483

200,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		222,772

245,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2019	10/01/2019		279,310

520,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2024	09/01/2023	A	582,936

250,000	San Diego, CA Public Facilities Financing Authority	5.000	08/01/2028	08/01/2022	A	294,455

200,000	San Diego, CA Public Facilities Financing Authority (Ballpark)	5.250	02/15/2021	02/15/2017	A	211,742

1,010,000	San Gorgonio, CA Memorial Health Care District	5.000	08/01/2025	08/01/2020	A	1,141,068

200,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.250	06/01/2019	12/01/2015	A	201,680

520,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2022	11/15/2022		590,715

500,000	South Gate, CA Utility Authority	5.250	10/01/2026	10/01/2022	A	583,285

2,080,000	South Tahoe, CA Joint Powers Financing Authority	5.000	10/01/2028	10/01/2025	A	2,342,330

100,000	Vallejo City, CA Unified School District	5.000	08/01/2027	10/31/2015	A	100,324

175,000	Vernon, CA Electric System	5.125	08/01/2021	09/06/2018	A	193,683

75,000	Vernon, CA Electric System	5.125	08/01/2021	08/30/2018	C	83,177

1,470,000	West Kern, CA Community College District	5.000	11/01/2026	11/01/2025	A	1,753,842

100,000	Westlands, CA Water District	5.000	09/01/2027	09/01/2022	A	117,504

100,000	Westlands, CA Water District	5.000	09/01/2026	09/01/2022	A	117,925

18      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$1,045,000	William S. Hart CA Union High School District	5.000%	09/01/2032	03/01/2025	A	$1,148,978

						33,634,911

Colorado—0.5%
125,000	Denver, CO City & County Airport	5.000	11/15/2025	11/15/2015	A	125,749

500,000	Plaza, CO Metropolitan District No. 1	5.000	12/01/2022	12/01/2022		531,145

						656,894

District of Columbia—0.3%
100,000	District of Columbia Ballpark	5.000	02/01/2022	02/01/2016	A	101,366

300,000	District of Columbia Student Dorm (Provident Group-Howard Properties)	5.000	10/01/2030	10/01/2022	A	301,038

						402,404

Florida—5.6%
10,000	FL Dept. of General Services (Florida Dept. of Management Services)	5.000	09/01/2028	10/31/2015	A	10,038

865,000	FL HEFFA (Bethune-Cookman University)	5.375	07/01/2032	07/01/2020	A	969,985

20,000	FL Municipal Loan Council	5.000	11/01/2031	11/01/2015	A	20,032

65,000	FL Municipal Loan Council	5.250	11/01/2018	11/01/2015	A	65,203

10,000	FL Municipal Loan Council	5.250	05/01/2019	11/01/2015	A	10,037

250,000	Halifax, FL Hospital Medical Center	5.000	06/01/2035	06/01/2025	A	272,488

75,000	Hollywood, FL Community Redevel. Agency (Beach)	5.625	03/01/2024	10/31/2015	A	75,213

5,000	Jea, FL St. John’s River Power Park System	5.000	10/01/2021	10/31/2015	A	5,020

40,000	Miami Beach, FL Water & Sewer	5.000	09/01/2030	10/31/2015	A	41,232

75,000	Miami Beach, FL Water & Sewer	5.500	09/01/2027	10/31/2015	A	77,591

1,000,000	Miami, FL Special Obligation	5.000	03/01/2030	03/01/2023	A	1,131,420

1,000,000	Miami-Dade County, FL Public Facilities (Jackson Health System)	5.000	06/01/2033	06/01/2025	A	1,128,230

1,900,000	Miami-Dade County, FL School Board	5.000	05/01/2032	05/01/2025	A	2,128,703

90,000	Miami-Dade County, FL Solid Waste	5.000	10/01/2020	10/31/2015	A	90,364

30,000	Miami-Dade County, FL Solid Waste[1]	4.750	10/01/2018	10/24/2015	A	30,114

10,000	Miami-Dade County, FL Solid Waste	5.500	10/01/2017	10/31/2015	A	10,138

370,000	Mirabella, FL Community Devel. District	6.000	11/01/2026	09/03/2021	A	411,810

500,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2023	04/01/2022	A	560,730

175,000	Pinellas County, FL Sewer	5.000	10/01/2032	10/31/2015	A	175,628

500,000	Tampa, FL Health System (Baycare Health System)	5.000	11/15/2026	05/15/2022	A	576,780

						7,790,756

Georgia—1.3%
50,000	Atlanta, GA HDC (Bedford Tower)	6.350	01/01/2023	10/31/2015	A	50,589

25,000	Floyd County, GA Hospital (Floyd Health Care Management)	5.000	07/01/2033	10/31/2015	A	25,054

180,000	GA HEFA (USG Real Estate Foundation)	6.000	06/15/2034	06/15/2018	A	205,240

885,000	GA HEFA (USG Real Estate Foundation)	6.000	06/15/2034	06/15/2018	A	1,009,095

19      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Georgia (Continued)

$25,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000%	12/01/2018	10/31/2015	A	$25,098

30,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	10/31/2015	A	30,116

500,000	Randolph County, GA GO	5.000	04/01/2030	04/01/2022	A	542,980

						1,888,172

Illinois—7.9%
720,000	Berwyn, IL GO	5.000	12/01/2028	12/01/2018	A	780,509

100,000	Chicago, IL Board of Education	5.000	12/01/2021	10/31/2015	A	100,303

715,000	Chicago, IL Board of Education	5.000	12/01/2022	12/01/2017	A	729,078

500,000	Chicago, IL GO	5.000	01/01/2019	10/31/2015	A	501,320

100,000	Chicago, IL GO	5.000	01/01/2035	10/31/2015	A	100,082

250,000	Chicago, IL GO	5.000	01/01/2023	01/01/2016	A	251,652

20,000	Chicago, IL GO	5.000	01/01/2034	10/31/2015	A	20,016

1,500,000	Chicago, IL Motor Fuel Tax	5.000	01/01/2038	01/01/2018	A	1,527,705

250,000	Chicago, IL O’Hare International Airport (General Airport)	5.250	01/01/2026	01/01/2016	A	252,722

2,000,000	Chicago, IL Sales Tax	5.000	01/01/2026	10/31/2015	A	2,016,840

80,000	Chicago, IL State University (Auxiliary Facilities System)	5.000	12/01/2018	10/31/2015	A	80,349

500,000	Cook County, IL Community College District #508 (City Colleges Chicago)	5.250	12/01/2026	12/01/2023	A	582,790

350,000	Cook County, IL GO	5.250	11/15/2033	11/15/2020	A	364,150

175,000	Franklin Park, IL GO	6.250	07/01/2030	07/01/2021	A	211,726

135,000	IL COP	5.800	07/01/2017	10/31/2015	A	135,289

1,000,000	IL Educational Facilities Authority (Robert Morris College)	5.800	06/01/2030	10/31/2015	A	1,014,950

150,000	IL Finance Authority (ABHS/ABMC/AVM/AVT/ABSJ Obligated Group)	5.250	01/01/2022	04/14/2018	A	163,842

150,000	IL Finance Authority (OSF Healthcare System)	7.000	11/15/2029	05/15/2019	A	181,653

50,000	IL Finance Authority (RUMC/RNSMC/RCMC Obligated Group)	5.250	11/01/2035	11/01/2018	A	56,569

225,000	IL GO	5.000	06/01/2020	10/31/2015	A	225,810

250,000	IL GO	5.000	08/01/2023	08/01/2023		271,495

25,000	IL GO	5.000	06/01/2027	10/31/2015	A	25,090

300,000	IL GO	5.000	11/01/2023	11/01/2015	A	300,972

50,000	Kane McHenry Cook & De Kalb Counties, IL Unit School District No. 300	5.000	12/01/2020	12/01/2015	A	50,415

35,000	Northern IL Municipal Power Agency (Prarie Street)	5.000	01/01/2019	01/01/2018	A	37,898

1,000,000	Will County, IL Community High School District No. 210 (Lincoln-Way)	5.000	01/01/2027	01/01/2023	A	1,130,140

						11,113,365

20      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Indiana—2.0%
$500,000	Hammond, IN Local Public Improvement District	3.250%	05/01/2016	10/31/2015	A	$500,065

2,300,000	Indiana, IN Bond Bank Special Program Floaters	0.370 [2]	04/15/2018	10/07/2015	A	2,300,000

						2,800,065

Iowa—0.2%
250,000	IA Tobacco Settlement Authority (TASC)	5.600	06/01/2034	08/20/2017	B	238,972

Kentucky—1.1%
1,000,000	Fayette County, KY School District	5.000	08/01/2031	08/01/2025	A	1,152,650

215,000	KY EDFA (Ashland Hospital)	6.125	02/01/2038	02/01/2018	A	225,152

100,000	KY EDFA (Ashland Hospital)	6.000	02/01/2033	02/01/2018	A	104,902

						1,482,704

Louisiana—2.3%
1,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)	5.250	01/01/2028	01/01/2020	A	1,129,990

1,405,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)	5.000	06/01/2036	06/01/2025	A	1,508,506

500,000	New Orleans, LA Sewage Service	5.000	06/01/2026	06/01/2024	A	576,925

						3,215,421

Maine—0.0%
5,000	ME H&HEFA (BH / FMemH / GINNE / MHosp / MDIH / RCHC / SJH / SMRMC / UNE / AMCtr Obligated Group)	5.250	07/01/2021	10/31/2015	A	5,021

5,000	ME H&HEFA, Series A	5.000	07/01/2019	10/31/2015	A	5,020

						10,041

Maryland—0.6%
610,000	Baltimore, MD Convention Center	5.000	09/01/2019	10/31/2015	A	612,355

250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.125	09/01/2030	03/01/2021	A	269,760

						882,115

Massachusetts—1.2%
250,000	MA Devel. Finance Agency (Avon Association)	5.000	04/01/2018	04/01/2018		268,063

250,000	MA Devel. Finance Agency (Partners Healthcare System)	5.000	07/01/2031	07/01/2021	A	288,352

1,000,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)	5.000	07/01/2033	10/31/2015	A	1,002,870

60,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)	5.000	07/01/2028	10/31/2015	A	60,181

						1,619,466

21      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Michigan—4.4%
$100,000	Charyl Stockwell Academy, MI Public School Academy	4.875%	10/01/2023	06/29/2020	B	$100,131

500,000	Detroit, MI Sewer Disposal System	5.250	07/01/2023	07/01/2017	A	521,340

550,000	Detroit, MI Sewer Disposal System	7.500	07/01/2033	07/01/2019	A	650,276

150,000	Detroit, MI Water Supply System	5.000	07/01/2034	10/31/2015	A	150,489

15,000	Ecorse Creek, MI Public School District	5.000	05/01/2027	11/01/2015	A	15,056

100,000	Grand Rapids, MI Building Authority	5.000	10/01/2028	10/31/2015	A	100,374

250,000	MI Finance Authority (Crittendon Hospital Medical Center)	5.000	06/01/2027	06/01/2022	A	275,720

1,000,000	MI Finance Authority (Detroit School District)	5.500	06/01/2021	12/25/2019	B	1,084,110

500,000	MI Finance Authority (Detroit School District)	4.750	06/01/2016	06/01/2016		505,290

1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2027	07/01/2024	A	1,126,250

1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2026	07/01/2024	A	1,132,350

250,000	MI Finance Authority (School District)	5.000	06/01/2020	06/01/2020		274,503

245,000	MI Finance Authority (Sparrow Health)	5.000	11/15/2032	05/15/2025	A	271,945

15,000	MI Hsg. Devel. Authority (Charter Square)	5.500	01/15/2021	10/31/2015	A	15,039

15,000	MI Municipal Bond Authority	6.000	11/01/2020	11/01/2015	A	15,045

						6,237,918

Minnesota—0.4%
500,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	5.750	08/01/2030	08/11/2023	A	505,825

Mississippi—0.9%
245,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	5.750	07/01/2031	10/31/2015	A	245,762

60,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	6.200	07/01/2018	10/31/2015	A	60,219

500,000	MS Business Finance Corp. (Mississippi Power Company)	5.150 [2]	09/01/2028	10/31/2015	A	500,835

290,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875	04/01/2022	10/31/2015	A	295,835

145,000	Ridgeland, MS Tax Increment (Colony Park)	5.875	04/01/2026	04/01/2021	A	162,140

						1,264,791

Missouri—1.0%
5,000	MO Environmental Improvement & Energy Resources Authority	7.200	07/01/2016	10/31/2015	A	5,070

10,000	MO Environmental Improvement & Energy Resources Authority	5.900	01/01/2019	10/31/2015	A	10,048

40,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	10/31/2015	A	40,179

20,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	10/31/2015	A	20,081

65,000	MO Environmental Improvement & Energy Resources Authority	5.125	01/01/2020	10/31/2015	A	65,271

22      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Missouri (Continued)

$15,000	MO Monarch-Chesterfield Levee District	5.750%	03/01/2019	10/31/2015	A	$15,066

100,000	Springfield, MO Center City Devel. Corp. (Jordan Valley Park Exposition Center)	5.000	06/01/2027	10/31/2015	A	100,396

1,000,000	St. Louis, MO Municipal Finance Corp.	5.000	07/15/2030	07/15/2024	A	1,143,530

						1,399,641

Nebraska—0.1%
100,000	University of Nebraska Facilities Corp.	5.000	07/15/2020	07/15/2016	A	103,801

Nevada—0.6%
90,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2024	06/01/2024		97,219

200,000	North Las Vegas, NV GO	5.000	05/01/2024	05/01/2016	A	201,384

500,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2023	10/01/2016	A	505,905

						804,508

New Jersey—5.1%
15,000	Burlington County, NJ Bridge Commission	4.500	10/15/2022	10/31/2015	A	15,033

1,000,000	NJ EDA	5.000	06/15/2022	06/15/2022		1,095,840

250,000	NJ EDA (Provident Group-Rowan Properties)	5.000	01/01/2030	01/01/2025	A	267,807

2,000,000	NJ EDA (School Facilities Construction)	5.000	03/01/2022	03/01/2022		2,139,720

1,000,000	NJ Educational Facilities Authority (Higher Education)	5.000	06/15/2026	06/15/2024	A	1,053,590

50,000	NJ Educational Facilities Authority (Richard Stockton College)	5.125	07/01/2028	07/01/2018	A	54,914

1,000,000	NJ Health Care Facilities Financing Authority (South Jersey Hospital)	5.000	07/01/2020	07/01/2016	A	1,028,950

250,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	5.250	07/01/2026	07/01/2021	A	283,535

85,000	NJ Higher Education Assistance Authority	5.000	12/01/2025	12/01/2019	A	89,578

250,000	NJ Transportation Trust Fund Authority	5.250	06/15/2032	12/15/2024	A	263,605

250,000	NJ Transportation Trust Fund Authority	5.000	06/15/2027	06/15/2021	A	258,353

500,000	South Jersey, NJ Transportation Authority	5.000	11/01/2028	11/01/2024	A	541,055

25,000	Trenton, NJ GO	5.000	12/01/2023	12/01/2015	A	25,207

						7,117,187

New Mexico—0.4%
625,000	Farmington, NM Hospital (San Juan Regional Medical Center)	5.000	06/01/2023	10/31/2015	A	626,862

23      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York—6.7%
$500,000	Buffalo & Erie County, NY Industrial Land Devel. (CathHS/KMHosp/SOCHOB Obligated Group)	5.250%	07/01/2035	07/01/2025	A	$561,415

100,000	L.I., NY Power Authority	5.000	04/01/2023	04/01/2019	A	109,087

500,000	Nassau County, NY Tobacco Settlement Corp.	5.250 [3]	06/01/2026	12/20/2024	B	496,335

350,000	New Rochelle, NY Corp. Devel. (Iona College)	5.000	07/01/2035	07/01/2025	A	384,839

1,500,000	NY MTA, Series C-1	5.000	11/15/2031	11/15/2025	A	1,738,920

1,000,000	NYC GO	5.000	08/01/2029	02/01/2025	A	1,180,510

150,000	NYC GO	5.250	09/01/2022	09/01/2018	A	168,316

300,000	NYS DA (Orange Regional Medical Center)	5.000	12/01/2024	12/01/2024		334,524

35,000	NYS DA (Ozanam Hall of Queens Nursing Home)	5.000	11/01/2026	11/01/2016	A	35,644

2,055,000	NYS DA (State Personal Income Tax Authority)	5.000	02/15/2032	02/15/2025	A	2,391,383

500,000	Otsego County, NY Capital Resource Corp. (Hartwick College)	5.000	10/01/2030	10/01/2025	A	544,330

1,230,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500	12/01/2028	12/01/2015	A	1,242,214

250,000	Western Nassau County, NY Water Authority	5.000	04/01/2035	04/01/2025	A	284,207

						9,471,724

North Carolina—1.0%
250,000	NC Medical Care Commission (Novant Health/Forsyth Memorial Hospital/The Presbyterian Hospital Obligated Group)	5.000	11/01/2034	11/01/2016	A	260,013

1,085,000	Northern Hospital District of Surry County, NC Health Care Facilities	5.500	10/01/2021	04/01/2018	A	1,166,364

						1,426,377

Ohio—3.6%
250,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	06/01/2024		214,770

1,000,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)	5.000	11/15/2026	11/15/2020	A	1,070,750

1,000,000	Franklin County, OH Hospital Facilities (Ohiohealth Corp.)	5.000	05/15/2034	05/15/2025	A	1,133,880

200,000	Hamilton County, OH Sales Tax	5.000	12/01/2020	12/01/2016	A	210,746

250,000	Ross County, OH Hospital (Adena Health System)	5.750	12/01/2028	12/01/2018	A	280,037

350,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)	5.500	12/01/2029	12/01/2024	A	378,494

1,500,000	Toledo, OH Waterworks	5.000	11/15/2031	05/15/2023	A	1,712,955

						5,001,632

Oregon—0.2%
250,000	Forest Grove, OR Revenue (Pacific University)	5.000	05/01/2036	05/01/2025	A	277,300

24      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Oregon (Continued)

$50,000	OR GO (Elderly & Disabled Hsg.)	5.150%	08/01/2030	10/31/2015	A	$50,164

						327,464

Pennsylvania—8.7%
50,000	Allegheny County, PA HEBA (Carlow University)	4.500	11/01/2016	11/01/2016		50,818

25,000	Allegheny County, PA Sanitary Authority	5.000	12/01/2022	12/01/2015	A	25,200

500,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000	07/01/2025	09/25/2022	B	553,680

845,000	Erie County, PA Hospital Authority (St. Vincent’s Health)	7.000	07/01/2027	07/01/2020	A	897,644

1,500,000	Lancaster County, PA Hospital Authority (Masonic Villages of Grand Lodge of Pennyslvania)	5.000	11/01/2029	05/01/2025	A	1,716,675

500,000	Luzerne County, PA GO	5.000	11/15/2029	11/15/2025	A	559,385

200,000	PA EDFA (US Airways Group)	8.000	05/01/2029	05/01/2020	A	236,610

1,500,000	PA GO	5.000	03/15/2031	03/15/2025	A	1,728,090

20,000	PA HEFA (Temple University)	5.000	04/01/2024	04/01/2016	A	20,485

980,000	PA HEFA (Temple University)	5.000	04/01/2024	04/01/2016	A	1,002,795

285,000	PA HEFA (University of the Arts)	5.000	09/15/2033	09/15/2016	A	292,681

2,000,000	PA Public School Building Authority (Philadelphia Community College)	5.000	06/15/2026	06/15/2025	A	2,353,600

250,000	PA Turnpike Commission	5.250	12/01/2034	12/01/2025	A	286,230

1,055,000	PA Turnpike Commission	5.000	12/01/2028	06/01/2025	A	1,237,114

700,000	Philadelphia, PA Authority for Industrial Devel. (Russell Byers Charter School)	5.150	05/01/2027	05/01/2017	A	705,432

40,000	Philadelphia, PA Hsg. Authority	5.500	12/01/2019	10/31/2015	A	40,230

500,000	West Shore, PA Area Authority (ML / MFS / MLCSS / Mhome / CAHA Obligated Group)	5.000	07/01/2030	07/01/2025	A	535,635

						12,242,304

Rhode Island—0.5%
500,000	Providence, RI Public Building Authority, Series A	5.875	06/15/2026	06/15/2021	A	577,675

25,000	RI Clean Water Finance Agency	5.000	10/01/2035	10/31/2015	A	25,027

35,000	RI Clean Water Protection Finance Agency	5.125	10/01/2019	10/31/2015	A	35,146

15,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500	05/15/2016	10/31/2015	A	15,067

						652,915

South Carolina—2.0%
500,000	Greenville, SC Hospital System	5.000	05/01/2024	05/01/2022	A	583,170

2,000,000	Piedmont, SC Municipal Power Agency	5.000	01/01/2030	01/01/2025	A	2,277,660

5,000	SC Hsg. Finance & Devel. Authority[1]	5.500	07/01/2032	01/01/2018	A	5,167

						2,865,997

25      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

South Dakota—0.4%
$550,000	SD Educational Enhancement Funding Corp. Tobacco Settlement	5.000%	06/01/2026	06/01/2023	A	$628,353

Tennessee—0.7%
500,000	Knox County, TN HE&HFB (Covenant Health)	5.000	01/01/2025	01/01/2023	A	579,370

300,000	TN Energy Acquisition Gas Corp.	5.250	09/01/2020	09/01/2020		340,488

						919,858

Texas—10.3%
70,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital (GRMC)	5.500	08/15/2036	08/15/2018	A	76,481

2,000,000	Dallas-Fort Worth, TX International Airport	5.250	11/01/2033	11/01/2023	A	2,324,040

125,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2026	11/01/2020	A	143,686

125,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2025	11/01/2020	A	143,686

5,000,000	El Paso County, TX Hospital District Floater	0.420 [2]	08/15/2021	10/07/2015	A	5,000,000

1,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2023	08/15/2017	A	1,100,540

1,000,000	Harris County-Houston, TX Sports Authority	5.000	11/15/2030	11/15/2024	A	1,138,040

250,000	Houston, TX Higher Education Finance Corp. (Kipp)	5.000	08/15/2029	08/15/2025	A	291,290

20,000	Huntsville, TX GO COP	5.000	08/15/2023	10/31/2015	A	20,080

35,000	Newark, TX Cultural Education Facilities Finance Corp.	7.250	08/15/2021	08/15/2016	A	37,818

100,000	St. George Place, TX Redevel. Authority	5.350	09/01/2018	10/31/2015	A	100,398

30,000	TX GO	5.250	08/01/2035	10/31/2015	A	30,120

10,000	TX Lower Colorado River Authority	5.000	05/15/2031	10/05/2015	A	10,007

500,000	TX Municipal Gas Acquisition & Supply Corp.	5.000	12/15/2026	12/15/2022	A	555,805

125,000	TX Municipal Gas Acquisition & Supply Corp.	5.625	12/15/2017	12/30/2016	B	132,450

2,650,000	TX Municipal Gas Acquisition & Supply Corp.	6.250	12/15/2026	08/04/2023	B	3,202,843

150,000	TX Public Finance Authority (Texas Southern University)	5.500	05/01/2018	05/01/2018		161,676

						14,468,960

Vermont—1.6%
1,000,000	Burlington, VT Airport, Series A	5.000	07/01/2030	07/01/2024	A	1,117,790

250,000	Burlington, VT GO	5.000	11/01/2027	11/01/2022	A	276,178

250,000	Burlington, VT GO	5.000	11/01/2021	11/01/2021		280,767

500,000	VT Educational & Health Buildings Financing Agency (Middlebury College)	5.000	11/01/2028	11/01/2022	A	583,525

						2,258,260

26      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Washington—0.8%
$25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600%	03/01/2028	10/31/2015	A	$25,004

500,000	WA Health Care Facilities Authority (Central Washington Health Services Association)	5.000	07/01/2030	07/01/2025	A	544,870

500,000	WA Hsg. Finance Commission (Heron’s Key)	6.000	07/01/2025	08/13/2023	B	515,580

						1,085,454

West Virginia—0.0%
20,000	Randolph County, WV County Commission Health System (Davis Health System)	5.200	11/01/2021	11/01/2015	A	20,064

Wisconsin—0.8%
500,000	WI H&EFA (Marshfield Clinic)	5.000	02/15/2028	02/15/2022	A	555,890

605,000	WI H&EFA (Wheaton Franciscan Services)	5.125	08/15/2030	08/15/2016	A	618,165

						1,174,055

Total Investments, at Value (Cost $138,630,237)—100.4%						140,880,372

Net Other Assets (Liabilities)—(0.4)						(622,747)

Net Assets—100.0%						$140,257,625

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Option call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to applicable optional call date.

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

ABHS	Alexian Brothers Health System
ABMC	Alexian Brothers Medical Center
ABSJ	Alexian Brothers of San Jose
AMCtr	Aroostook Medical Center
AVM	Alexian Village of Milwaukee
AVT	Alexian Village of Tennessee
BH	Bridhton Hospital
CAHA	Capital Area Health Associates
CathHS	Catholic Health System
CDA	Communities Devel. Authority
CHCW	Catholic Healthcare West
COP	Certificates of Participation
DA	Dormitory Authority
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority

27      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Abbreviations (Continued)

FMemH	Franklin Memorial Hospital
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
GRMC	Guadalupe Regional Medical Center
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFB	Higher Educational and Housing Facility Board
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
IDA	Industrial Devel. Agency
JFK	John Fitzgerald Kennedy
KMHosp	Kenmore Mercy Hospital
L.I.	Long Island
MDIH	Mount Desert Island Hospital
MFS	Messiah Family Services
MHome	Messiah Home
MHosp	Mercy Hospital
ML	Messiah Lifeways
MLCSS	Messiah Lifeways Community Support Services
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
RCHC	Rumford Community Home Corporation
RCMC	Rush-Copley Medical Center
RIH	Rhode Island Hospital
RNSMC	Rush North Shore Medical Center
RUMC	Rush University Medical Center
SJH	St. Joseph Hospital
SMRMC	St. Mary’s Regional Medical Center
SOCHOB	Sisters of Charity Hospital of Buffalo
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
UMass	University of Massachusetts
UNE	University of New England

See accompanying Notes to Financial Statements.

28      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2015

Assets
Investments, at value (cost $138,630,237)—see accompanying statement of investments	$140,880,372

Cash	4,730,097

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	3,617,396
Interest	1,690,272
Shares of beneficial interest sold	355,069
Other	50,923

Total assets	151,324,129

Liabilities
Payables and other liabilities:
Investments purchased	10,737,357
Shares of beneficial interest redeemed	209,977
Dividends	55,498
Distribution and service plan fees	24,246
Shareholder communications	6,257
Trustees’ compensation	1,524
Interest expense on borrowings	413
Other	31,232

Total liabilities	11,066,504

Net Assets	$140,257,625

Composition of Net Assets
Par value of shares of beneficial interest	$32,680

Additional paid-in capital	139,866,073

Accumulated net investment income	58,311

Accumulated net realized loss on investments	(1,949,574)

Net unrealized appreciation on investments	2,250,135

Net Assets	$140,257,625

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $93,965,534 and 21,890,946 shares of beneficial interest outstanding)	$4.29
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.39

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,702,975 and 5,995,320 shares of beneficial interest outstanding)	$4.29

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $20,589,116 and 4,793,571 shares of beneficial interest outstanding)	$4.30

See accompanying Notes to Financial Statements.

29      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2015

Investment Income
Interest	$2,871,051

Expenses
Management fees	487,239

Distribution and service plan fees:
Class A	137,006
Class C	164,759

Transfer and shareholder servicing agent fees:
Class A	55,035
Class C	16,475
Class Y	9,697

Shareholder communications:
Class A	11,537
Class C	5,789
Class Y	3,701

Borrowing fees	118,946

Interest expense on borrowings	2,075

Trustees’ compensation	1,312

Custodian fees and expenses	496

Other	51,406

Total expenses	1,065,473
Less waivers and reimbursements of expenses	(65,814)

Net expenses	999,659

Net Investment Income	1,871,392

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(420,282)

Net change in unrealized appreciation/depreciation on investments	1,203,444

Net Increase in Net Assets Resulting from Operations	$2,654,554

See accompanying Notes to Financial Statements.

30      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014

Operations
Net investment income	$1,871,392	$1,794,880

Net realized loss	(420,282)	(602,858)

Net change in unrealized appreciation/depreciation	1,203,444	3,504,252

Net increase in net assets resulting from operations	2,654,554	4,696,274

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,457,822)	(1,312,508)
Class C	(309,626)	(235,903)
Class Y	(281,069)	(122,689)

	(2,048,517)	(1,671,100)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	50,004,417	(6,098,489)
Class C	12,752,662	1,276,933
Class Y	12,844,309	3,978,932

	75,601,388	(842,624)

Net Assets
Total increase	76,207,425	2,182,550

Beginning of period	64,050,200	61,867,650

End of period (including accumulated net investment income of $58,311 and $235,436, respectively)	$140,257,625	$64,050,200

See accompanying Notes to Financial Statements.

31      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Period Ended September 30, 2011[1,3]

Per Share Operating Data
Net asset value, beginning of period	$4.28	$4.08	$4.33	$4.17	$4.06

Income (loss) from investment operations:
Net investment income[4]	0.10	0.13	0.12	0.12	0.11
Net realized and unrealized gain (loss)	0.02	0.19	(0.25)	0.18	0.09

Total from investment operations	0.12	0.32	(0.13)	0.30	0.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.12)	(0.12)	(0.13)	(0.09)
Distributions from net realized gain	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.11)	(0.12)	(0.12)	(0.14)	(0.09)

Net asset value, end of period	$4.29	$4.28	$4.08	$4.33	$4.17

Total Return, at Net Asset Value[5]	2.94%	7.78%	(3.18)%	7.27%	4.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93,966	$43,489	$47,315	$31,833	$12,132

Average net assets (in thousands)	$55,240	$46,841	$49,397	$21,991	$7,370

Ratios to average net assets:[6]
Net investment income	2.42%	3.00%	2.78%	2.90%	3.32%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.03%	1.06%	1.05%	1.14%	1.46%
Interest and fees from borrowings	0.15%	0.14%	0.05%	0.03%	0.01%

Total expenses	1.18%	1.20%	1.10%	1.17%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.09%	1.09%	1.00%	0.98%	0.96%

Portfolio turnover rate	56%	40%	33%	17%	84%

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

32      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Class C	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Period Ended September 30, 2011[1,3]

Per Share Operating Data
Net asset value, beginning of period	$4.28	$4.08	$4.33	$4.16	$4.06

Income (loss) from investment operations:
Net investment income[4]	0.07	0.09	0.09	0.09	0.09
Net realized and unrealized gain (loss)	0.02	0.19	(0.25)	0.18	0.07

Total from investment operations	0.09	0.28	(0.16)	0.27	0.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.08)	(0.09)	(0.10)	(0.06)
Distributions from net realized gain	0.00	0.00	0.00	0.00[5]	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.08)	(0.09)	(0.10)	(0.06)

Net asset value, end of period	$4.29	$4.28	$4.08	$4.33	$4.16

Total Return, at Net Asset Value[6]	2.23%	6.95%	(3.86)%	6.44%	4.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,703	$12,842	$11,010	$9,905	$1,005

Average net assets (in thousands)	$16,536	$11,648	$13,360	$4,762	$418

Ratios to average net assets:[7]
Net investment income	1.66%	2.21%	2.00%	2.06%	2.61%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.79%	1.85%	1.85%	2.10%	3.74%
Interest and fees from borrowings	0.15%	0.14%	0.05%	0.03%	0.01%

Total expenses	1.94%	1.99%	1.90%	2.13%	3.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.87%	1.78%	1.76%	1.74%

Portfolio turnover rate	56%	40%	33%	17%	84%

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Less than $0.005 per share.

6. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

7. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

33      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Period Ended September 30, 2011[1,3]

Per Share Operating Data
Net asset value, beginning of period	$4.28	$4.08	$4.33	$4.17	$4.06

Income (loss) from investment operations:
Net investment income[4]	0.12	0.13	0.13	0.13	0.12
Net realized and unrealized gain (loss)	0.02	0.19	(0.25)	0.18	0.08

Total from investment operations	0.14	0.32	(0.12)	0.31	0.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.12)	(0.13)	(0.14)	(0.09)
Distributions from net realized gain	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.12)	(0.12)	(0.13)	(0.15)	(0.09)

Net asset value, end of period	$4.30	$4.28	$4.08	$4.33	$4.17

Total Return, at Net Asset Value[5]	3.41%	8.01%	(2.95)%	7.50%	5.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,589	$7,719	$3,543	$1,979	$241

Average net assets (in thousands)	$9,772	$4,089	$3,326	$1,033	$149

Ratios to average net assets:[6]
Net investment income	2.69%	3.17%	3.02%	3.02%	3.65%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.80%	0.80%	0.78%	0.99%	2.78%
Interest and fees from borrowings	0.15%	0.14%	0.05%	0.03%	0.01%

Total expenses	0.95%	0.94%	0.83%	1.02%	2.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.87%	0.78%	0.76%	0.74%

Portfolio turnover rate	56%	40%	33%	17%	84%

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

34      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2015

1. Organization

Oppenheimer Rochester Intermediate Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

35      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$114,814	$—	$1,949,573	$2,250,135

36      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

1. At period end, the Fund had $1,949,573 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$1,949,573

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2015	Year Ended September 30, 2014

Distributions paid from:
Exempt-interest dividends	$2,048,511	$1,670,124
Ordinary income	6	976

Total	$2,048,517	$1,671,100

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$138,630,237

Gross unrealized appreciation	$2,582,769
Gross unrealized depreciation	(332,634)

Net unrealized appreciation	$2,250,135

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

37      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

38      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of

39      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$899,253	$—	$899,253
Arizona	—	3,586,639	—	3,586,639
Arkansas	—	55,244	—	55,244
California	—	33,634,911	—	33,634,911
Colorado	—	656,894	—	656,894
District of Columbia	—	402,404	—	402,404
Florida	—	7,790,756	—	7,790,756
Georgia	—	1,888,172	—	1,888,172

40      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Illinois	$—	$11,113,365	$—	$11,113,365
Indiana	—	2,800,065	—	2,800,065
Iowa	—	238,972	—	238,972
Kentucky	—	1,482,704	—	1,482,704
Louisiana	—	3,215,421	—	3,215,421
Maine	—	10,041	—	10,041
Maryland	—	882,115	—	882,115
Massachusetts	—	1,619,466	—	1,619,466
Michigan	—	6,237,918	—	6,237,918
Minnesota	—	505,825	—	505,825
Mississippi	—	1,264,791	—	1,264,791
Missouri	—	1,399,641	—	1,399,641
Nebraska	—	103,801	—	103,801
Nevada	—	804,508	—	804,508
New Jersey	—	7,117,187	—	7,117,187
New Mexico	—	626,862	—	626,862
New York	—	9,471,724	—	9,471,724
North Carolina	—	1,426,377	—	1,426,377
Ohio	—	5,001,632	—	5,001,632
Oregon	—	327,464	—	327,464
Pennsylvania	—	12,242,304	—	12,242,304
Rhode Island	—	652,915	—	652,915
South Carolina	—	2,865,997	—	2,865,997
South Dakota	—	628,353	—	628,353
Tennessee	—	919,858	—	919,858
Texas	—	14,468,960	—	14,468,960
Vermont	—	2,258,260	—	2,258,260
Washington	—	1,085,454	—	1,085,454
West Virginia	—	20,064	—	20,064
Wisconsin	—	1,174,055	—	1,174,055

Total Assets	$—	$140,880,372	$—	$140,880,372

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are

41      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$3,617,396

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

42      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015			Year Ended September 30, 2014
	Shares		Amount	Shares	Amount

Class A
Sold	6,036,173		$70,287,230	2,123,901	$26,411,586
Dividends and/or distributions reinvested	157,159		1,346,670	99,962	1,251,718
Redeemed	(2,039,037)		(21,629,483)	(2,699,430)	(33,761,793)
Shares tendered from share split	14,350,095	[1]	—	—	—

Net increase (decrease)	18,504,390		$50,004,417	(475,567)	$(6,098,489)

Class C
Sold	1,505,685		$16,909,013	506,008	$6,297,277
Dividends and/or distributions reinvested	32,679		289,136	17,759	222,357
Redeemed	(427,029)		(4,445,487)	(422,238)	(5,242,701)
Shares tendered from share split	3,882,714	[1]	—	—	—

Net increase	4,994,049		$12,752,662	101,529	$1,276,933

Class Y
Sold	2,990,656		$19,152,195	561,242	$7,077,765
Dividends and/or distributions reinvested	28,038		267,219	9,368	117,728
Redeemed	(618,353)		(6,575,105)	(258,755)	(3,216,561)
Shares tendered from share split	1,792,266	[1]	—	—	—

Net increase	4,192,607		$12,844,309	311,855	$3,978,932

1. As of the close of August 21, 2015, the Fund implemented a share split which resulted in an addition of shares.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$122,453,573	$45,969,435

43      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities.

44      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

September 30, 2015	$7,773	$2,133	$4,512

45      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has voluntary agreed to waive fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding interest and fees from borrowings, will not exceed 0.95% of average annual net assets for Class A shares, 1.73% of average annual net assets for Class C shares and 0.73% of average annual net assets for Class Y shares. During the reporting period, the Manager reimbursed $46,713, $11,639 and $7,462 for Class A, Class C and Class Y shares, respectively.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2869% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.11% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

46      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$1,082,466
Average Daily Interest Rate	0.177%
Fees Paid	$121,661
Interest Paid	$1,809

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

47      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$41,957

10. Share Split

As of the close of business on August 21, 2015, the Fund implemented a 3 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to August 21, 2015, has been adjusted to give effect to this share split.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

48      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Intermediate Term Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Intermediate Term Municipal Fund, including the statement of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Intermediate Term Municipal Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 25, 2015

49      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 100% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

50      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

51      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni national intermediate category. The Board noted that the Fund’s one-year and three-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni national intermediate funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.95% for Class A shares, 1.73% for Class C shares, and 0.73% for Class Y shares, as calculated on the daily net assets of the Fund. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual

52      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

management fees and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

53      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

54      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2008) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held

55      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2008) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

56      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2008) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2008) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEES	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014 –December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub- Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005- March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004- October 2006) of Babson Capital Guernsey Limited; Director (May 2004- March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has

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TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub- Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2008) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999-November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2008) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2008) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002- December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2008) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Michael L. Camarella, Vice President (since 2008) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009- December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006- December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008- November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2008) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. And OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010- December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2008) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com
Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0636.001.0915    November 23, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $34,000 in fiscal 2015 and $27,600 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2015 and $2,500 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $185,479 in fiscal 2015 and $1,042,959 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $628,126 in fiscal 2015 and $467,462 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $816,105 in fiscal 2015 and $1,512,921 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Intermediate Term Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/17/2015